EXHIBIT 1.1
UNIBANCO – UNIÃO DE BANCOS BRASILEIROS S.A.
UNIBANCO HOLDINGS S.A.
[•] Units in the form of Global Depositary Shares
International Underwriting Agreement
September 13, 2005

International Underwriting Agreement
September 13, 2005
Caixa Brasil, SGPS, SA
Av. João XXI, 63
1000-300, Lisbon
Portugal
Unibanco — União de Bancos Brasileiros S.A.
Unibanco Holdings S.A.
Av. Eusébio Matoso, 891, 19° andar
São Paulo, SP 05423-901
Brazil
Ladies and Gentlemen:
          Caixa Brasil, SGPS, SA, a sociedade anônima (corporation) organized under the laws of Portugal and domiciled in Madeira Island (the “Selling Shareholder”), which is controlled by Caixa Geral de Depósitos S.A., a sociedade anônima (corporation) organized under the laws of Portugal, proposes to sell to the underwriters named in Schedule A annexed hereto (the “International Underwriters”), for whom we are acting as representatives (the “Representatives”), an aggregate of [ • ] Units (as defined below) in the form of GDSs (as defined below) of Unibanco Holdings S.A. (“Unibanco Holdings”) a sociedade anônima (corporation) organized under the laws of Brazil and of Unibanco — União de Bancos Brasileiros S.A., a sociedade anônima (corporation) organized under the laws of Brazil (“Unibanco” and, together with Unibanco Holdings, the “Companies”). Each Unit is evidenced by a certificado de depósito de ações that represents one (1) outstanding ação preferencial (preferred share) without par value (each a “Unibanco Preferred Share”) of Unibanco and one (1) outstanding ação preferencial (preferred share), without par value of Unibanco Holdings (each a “Holdings Preferred Share” and together with the Unibanco Preferred Shares, the “Underlying Shares”). The Underlying Shares have been issued by the Companies and deposited with Unibanco as issuing agent for the Units pursuant to Article 43 of Brazilian Law No. 6.404/76 of December 15, 1976, as amended, and Articles 7 to 11 and Articles 6 to 11 of the respective By-laws of Unibanco and Unibanco Holdings.
          UBS Securities LLC and Banco UBS S.A. (together “UBS”) and Unibanco and Unibanco Securities Inc. (“USI”) will act as global coordinators (the “Global Coordinator”) in a Global Offering (as described below). It is understood that the several Underwriters named in Schedule B hereto (the “Brazilian Underwriters” and, together with the International Underwriters, the “Underwriters”), the Companies and the Selling Shareholder are concurrently entering into a Private Instrument of Coordination of Placement and Distribution of Units Under a Firm Commitment Basis dated the date hereof (the “Brazilian Underwriting Agreement”), which (i) provides for a public secondary offering of Units in Brazil under the procedures set forth in Brazilian Law No. 6.385/76, as amended, and CVM Instruction No. 400 of December 29, 2003 (the “Brazilian Offering”), of which it is anticipated that [ • ] Units (the “Brazilian Securities”) will be offered solely to institutional and non-institutional investors in Brazil pursuant to a firm commitment underwriting and [•] Units, in the form of Global Depositary Shares (“GDSs”), will be offered to investors in the United States and other jurisdictions outside of Brazil in the International Offering (as described below) and (ii) makes certain other provisions with respect to the Brazilian Offering, including as described below.
          It is understood that the International Underwriters intend to place, as part of an integrated global offering, an aggregate of [•] Units in the form of GDSs (the “Firm Units”), which will be sold by the International Underwriters on a firm commitment basis in transactions in the United States and elsewhere outside of Brazil (the “International Offering” and together with the Brazilian Offering, the “Global Offering”) in the form of GDSs evidenced by one or more global depositary receipts (“GDRs”), with each GDS representing five Units.
          In addition, solely for the purpose of covering over-allotments made in connection with the Global Offering, the Selling Shareholder proposes to grant to the International Underwriters the option (the “Over-Allotment Option”), and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the International Underwriters shall have the right to purchase, severally and not jointly, from the Selling Shareholder, up to [•] Units in the form of GDSs (the “Additional Units”), in the form of GDSs, at the same purchase price per share to be paid by the International Underwriters to the Selling Shareholder for the Firm Units. The Over-Allotment Option may be exercised by UBS Securities LLC on behalf of the several International Underwriters at any time and from time to time on or before the 30th day following the date hereof by written notice to the Selling Shareholder. Such notice shall set forth the aggregate number of Additional Units as to which the option is being exercised and the date and time when such Additional Units are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Units to be sold to each International Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Units being purchased as the number of Firm Units set forth opposite the name of such International Underwriter on Schedule A hereto (subject to adjustment in accordance with Section 11 hereof) bears to the total number of Firm Units (subject to such adjustment as UBS Securities LLC may determine solely to eliminate fractional shares). The Firm Units and the Additional Units are hereinafter collectively referred to as the “Shares.” The Shares are described in the Prospectus which is referred to below.
          The Units are to be issued by Unibanco, as issuing agent against the deposit with the issuing agent of Underlying Shares (the “Deposited Shares”). The GDRs are to be issued by The Bank of New York, as Depositary (the “Depositary”) under a Deposit Agreement, dated as of March 26, 2001 (the “Deposit Agreement”), among the Companies, the Depositary and the holders from time to time of GDRs. The Selling Shareholder will sell the Firm Units to the International Underwriters pursuant to this Agreement (the “Underwriting Agreement”) and will deposit the Firm Units with Unibanco as custodian to the Depositary (the “Custodian”), prior to or simultaneously with the Brazilian Offering. Pursuant to the Deposit Agreement the Depositary will be required to deliver GDRs evidencing an aggregate of [ • ] GDSs representing the deposited Firm Units.

          In order to provide for the coordination of their activities, the International Underwriters and the Brazilian Underwriters have entered into an Intersyndicate Agreement Between International Underwriters and Brazilian Underwriters dated the date hereof which provides, among other things, that the International Underwriters and the Brazilian Underwriters may purchase and sell Units (including Units in the form of GDSs) among each other for purposes of resale.
          The Companies have prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-3 (File No. 333-126646-01) under the Act, including a prospectus, relating to the Units (including Units in the form of GDSs), which incorporates by reference documents, including but not limited to the Companies’ annual report on Form 20-F (the “Incorporated Documents”) that the Companies have filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Companies have furnished to us, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses and the documents incorporated by reference therein (each such preliminary prospectus, including the documents incorporated therein by reference, being herein called a “Preliminary Prospectus”) relating to the Units (including Units in the form of GDSs). Except where the context otherwise requires, the registration statement, as amended when it became or becomes effective, including all documents filed as a part thereof or Incorporated Documents, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act, is herein called the “Registration Statement,” and the prospectus, including all documents incorporated therein by reference, in the form filed by the Companies with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the “Prospectus.” Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the GDS Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement or the GDS Registration Statement or the date of the Preliminary Prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.
          As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement.
          Each of the Companies, the Selling Shareholder and the International Underwriters agree as follows:

     1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Selling Shareholder agrees to sell to the respective International Underwriters, and each of the International Underwriters, severally and not jointly, agrees to purchase from the Selling Shareholder the respective number of Firm Units (subject to such adjustment as UBS Securities LLC may determine to avoid fractional shares) set forth opposite the name of such International Underwriter in Schedule A annexed hereto, subject to adjustment in accordance with Section 11 hereof at a purchase price of $[•] per Share. The Companies are advised that the International Underwriters intend (i) to make a public offering of their respective portions of the Firm Units as soon after the effective date of this Agreement as in our judgment is advisable and (ii) initially to offer the Firm Units upon the terms set forth in the Prospectus. We may from time to time increase or decrease the public offering price after the initial public offering to such extent as we may determine, provided that during the Brazilian Offering the price per share shall not exceed [ ].
     2. Payment and Delivery. Payment of the purchase price for the Firm Units shall be made to the Selling Shareholder by Federal Funds wire transfer against delivery of the certificates for the Firm Units to us through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the International Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on September 19, 2005 (unless another time shall be agreed to by us and the Selling Shareholder or unless postponed in accordance with the provisions of Section 11 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called “the time of purchase.” Electronic transfer of the Firm Units shall be made to us at the time of purchase in such names and in such denominations as we shall specify.
          Payment of the purchase price for the Additional Units shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Units. Electronic transfer of the Additional Units shall be made to us at the additional time of purchase in such names and in such denominations as we shall specify.
          Deliveries of the documents described in Section 9 hereof with respect to the purchase of the Shares shall be made at the offices of Cleary Gottlieb Steen & Hamilton LLP at One Liberty Plaza, New York, New York 10006, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Units or the Additional Units, as the case may be.
     3. Representations and Warranties of the Companies. (i) Each of the Companies jointly and severally represents and warrants to and agrees with each of the International Underwriters, and, with respect to (c) below, the Selling Shareholder, that:
     (a) the Registration Statement has heretofore become, and is, effective under the Act; no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been instituted or, to each of the Companies knowledge after due inquiry, are contemplated by the Commission; each Preliminary Prospectus complied, at the time of filing thereof, and complies in all material respects with the requirements of the Act, and each Preliminary Prospectus distributed in connection with the offering of Units (including Units in the form of GDSs) did not, as of its date, and does not and at the time of purchase and any additional time of purchase will not and at the time of purchase and any additional time of purchase will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Registration Statement complied when it became effective, complies and, at the time of purchase and any additional time of purchase and any time at which any sales with respect to which the Prospectus is delivered, will comply, in all material respects, with the requirements of the Act, and the Prospectus will comply, as of its date and at the time of purchase and any additional times of purchase and any time at which any sales with respect to which the Prospectus is delivered, in all material respects, with the requirements of the Act; any statutes, regulations, contracts, related party transactions or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or any document incorporated by reference in the Registration Statement or Prospectus have been and will be so described or filed as required; the conditions to the use of Form F-3 with respect to the Registration Statement in connection with the offering and sale of Units (including Units in the form of GDSs) as contemplated by the Underwriting Agreement have been satisfied; the Registration Statement did not when it became effective, does not and, at the time of purchase and any additional time of purchase and any time at which any sales with respect to which the Prospectus is delivered, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus will not, as of its date and at the time of purchase and any additional time of purchase and any time at which any sales with respect to which the Prospectus is delivered, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Companies make no warranty or representation with respect to any statement contained in the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with information concerning an International Underwriter and furnished in writing by or on behalf of such International Underwriter through us to the Companies expressly for use in the Registration Statement or the Prospectus; the documents incorporated by reference in the Preliminary Prospectus, the Registration Statement or the Prospectus, at the time each such document was filed, at the times the Preliminary Prospectus and the Prospectus were filed with the Commission and at the time the Registration Statement became effective under the Act, complied, in all material respects, with the requirements of the Act and the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Companies have not, prior to the execution of this Agreement, distributed any “prospectus” (within the meaning of the Act) or offering material in connection with the offering or sale of the Shares other than the then most recent Preliminary Prospectus and will not, at any time on or after the execution of this Agreement, distribute any “prospectus” (within the meaning of the Act) or offering material in connection with the offering or sale of the Shares other than the then most recent Prospectus;

     (b) (A) a registration statement in respect of the GDSs on Form F-6 (No. 333-13282) was filed with the Commission on March 16, 2001, as amended by post-effective amendment No. 1 thereto filed August 26, 2004, and is effective pursuant to the Rules and Regulations (such registration statement, including all exhibits thereto, at the time it became effective, being hereinafter called the “GDS Registration Statement”); (B) no stop order suspending the effectiveness of the GDS Registration Statement is in effect and no proceedings for such purpose are pending before or, to the best knowledge of each of the Companies, threatened by the Commission; and (C) the GDS Registration Statement complies and, as amended or supplemented, if applicable, will comply in all material respects with the Act and the Rules and Regulations;
     (c) the Brazilian Offering has been duly registered in the Brazilian securities and exchange commission, or Comissão de Valores Mobiliários (the “CVM”) in the form prescribed by Brazilian Law No. 6.385/76 and CVM Instruction No. 400, and the form of prospectus relating to the Brazilian Offering (the “Brazilian Prospectus”) will be registered with the national association of investment banks of Brazil, or Associação Nacional dos Bancos de Investimento (the “ANBID”) and each conforms or will conform in all respects to the requirements of applicable Brazilian law. The Prospectus does not omit any material information about the Companies that is included in the Brazilian Prospectus and there is no material inconsistency between the information contained in the Brazilian Prospectus and the information contained in the Prospectus, including with respect to the manner in which the International Underwriters are to acquire the Shares;
     (d) as of the date of this Agreement, the Companies have an authorized and outstanding capitalization as set forth in the sections of the Registration Statement and the Prospectus entitled “Capitalization”, “Description of Units” and “Recent Developments—Brazilian Conversions Prior to Global Offering” and, as of the time of purchase and any additional time of purchase, as the case may be, the Companies shall have an authorized and outstanding capitalization as set forth in the sections of the Registration Statement and the Prospectus entitled “Capitalization”, “Description of Units” and “Recent Developments—Brazilian Conversions Prior to Global Offering”; all of the issued and outstanding shares of capital stock, including the Shares, of the Companies have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; and no further approval or authority of the shareholders or the boards of directors of the Companies are required for the sale of the Shares;
     (e) each of the Companies has been duly organized and is validly existing as a sociedade anônima under the laws of Brazil, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, and to execute and deliver this Agreement and the Brazilian Underwriting Agreement;
     (f) each of the Companies is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Companies and the Subsidiaries (as hereinafter defined) taken as a whole (a “Material Adverse Effect”);
     (g) each of the Companies has no “significant subsidiary,” as that term is defined in Rule 1-02(w) of Regulation S-X under the Act; the Companies own all of the issued and outstanding capital stock of each of the subsidiaries named in Schedule C attached hereto (each, a “Subsidiary” and collectively, the “Subsidiaries”); complete and correct copies of the charters and the bylaws of the Companies and each Subsidiary and all amendments thereto have been delivered to us, and, except as set forth in the exhibits to the Registration Statement, no changes therein will be made on or after the date hereof or on or before the time of purchase or, if later, any additional time of purchase; each Subsidiary has been duly incorporated and is validly existing as a sociedade anônima, a sociedade limitada, a corporation or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; each Subsidiary is in compliance in all respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions, except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Companies subject to no security interest, other encumbrance or adverse claims; except for the right of first refusal and other encumbrances on shares of Unibanco AIG Seguros S.A. arising from the shareholders’ agreement entered into among Unibanco, American Life Insurance Company, American International Underwriters Overseas Ltd., American Home Assurance Company and American International Group Inc.; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;
     (h) the Units (including Units in the form of GDSs), have been or, when issued and delivered against payment therefor as provided herein and in the Brazilian Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Units (including Units in the form of GDSs) are or, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the Companies’ charters or bylaws or other governing documents or any agreement or other instrument to which the Companies or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected;
     (i) the capital stock of the Companies, including the Units (including Units in the form of GDSs), conforms in all material respects to the description thereof contained or incorporated by reference in the Registration Statement and the Prospectus; the certificates for the Units (including Units in the form of GDSs), are in due and proper form; and the holders of the Units (including Units in the form of GDSs), will not be subject to personal liability by reason of being such holders;
     (j) the Deposit Agreement has been duly authorized, executed and delivered by, and assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding agreement of, each of the Companies, enforceable against each of the Companies in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfer), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights and except as enforcement thereof is subject to general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law); upon due and valid issuance by the Depositary of GDRs evidencing GDSs against the deposit of Units in respect thereof in accordance with the Deposit Agreement, and upon payment by the International Underwriters for the Units underlying the GDSs, such GDRs will be duly and validly issued and the persons in whose names such GDRs are registered will be entitled to the rights specified therein and in the Deposit Agreement, as the case may be; and the Deposit Agreement and the GDSs conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus;
     (k) each of this Agreement and the Brazilian Underwriting Agreement has been duly authorized, executed and delivered by each of the Companies;
     (l) neither of the Companies nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its respective charter or bylaws, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Companies or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE and the Bolsa de Valores de São Paulo (the “BOVESPA”)), or (E) any decree, judgment or order applicable to the Companies or any of the Subsidiaries or any of their respective properties; except in the case of (B) through (E), any such breach, default or violation that would not have a Material Adverse Effect and the execution, delivery and performance of this Agreement, the Brazilian Underwriting Agreement, the sale of the Units, including the deposit of the Deposited Shares with the issuing agent and the deposit of any Units with the Custodian for the Depositary and the issuance of the GDRs evidencing the GDSs by the Depositary in accordance with the Deposit Agreement, and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Companies or any Subsidiary pursuant to) (I) the charter or bylaws of the Companies or any of the Subsidiaries, or (II) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which either of the Companies or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (III) any federal, state, local or foreign law, regulation or rule, or (IV) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE and the BOVESPA), or (V) any decree, judgment or order applicable to either of the Companies or any of the Subsidiaries or any of their respective properties except in the case of (II) through (V), any such breach, default or violation that would not have a Material Adverse Effect, and the Companies have full power and authority to authorize and issue the Units (including Units in the form of GDSs), the Deposit Agreement, the Brazilian Underwriting Agreement and this Agreement;
     (m) except for (A) the registration under the Act of the GDSs, (B) the registration with the CVM of the Brazilian Offering, (C) the listing approval by the NYSE and the BOVESPA of the Units or the Brazilian Securities, as the case may be, (D) the approval of the CVM of the arrangements set out in the Stabilization Agreement, and (E) except such as may be required by the securities or blue sky laws of the various states of the United States and other jurisdictions in connection with the offer and sale (and placement) of the Units (including Units in the form of GDSs) or such as may be required by the by-laws and rules of the National Association of Securities Dealers, Inc. (“NASD”) or NASD Regulation, Inc. (“NASDR”) in connection with the use of the Prospectus for issuances of securities by the Companies and the purchase and distribution of the Firm Units by the International Underwriters and the confirmation by the NASD that it has no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements; and (F) as may be required, specific approvals from the Central Bank of Brazil for remittances outside Brazil of payments due under this Agreement other than payments of fees, commissions and expenses incurred in connection with the sales of GDSs in respect of the Firm Units, including payments under Section 12 hereof, each of which has, to the best knowledge of the Companies, been obtained and is in full force and effect, no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency (collectively referred to as “Governmental Authorizations”), or of or with any self-regulatory organization or other non-governmental regulatory authority, or approval of the shareholders of the Companies, is required for (u) the issuance of the Underlying Shares; (v) the deposit of the Underlying Shares with Unibanco as the issuing agent for the Units; (w) the valid authorization, issuance and delivery of the Units in respect thereof; (x) the deposit of the Firm Units by the International Underwriters with the Custodian on behalf of the Depositary; (y) the valid authorization, issuance, sale and delivery of GDSs in respect thereof and the valid execution and delivery of the GDRs representing such GDSs; and (z) the due authorization, execution, delivery and performance by each of the Companies of this Agreement and the Brazilian Underwriting Agreement (including the payment of expenses hereunder or thereunder). All such authorizations necessary for the transactions described in clauses (u) through (z) above will be in full force and effect at the time of purchase and, if any Additional Units are purchased, on each additional time of purchase;
      (n) except as expressly set forth in the Registration Statement and the Prospectus, (i) no person has the right, contractual or otherwise, to cause either of the Companies to issue or sell to it any Shares, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Shares and (iii) no person has the right to act as an underwriter or as a financial advisor to either of the Companies in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause either of the Companies to register under the Act any Shares or shares of any other capital stock of or other equity interests in either of the Companies, or to include any such shares or interests in the Registration Statement or the GDS Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the GDS Registration Statement or the sale of the Shares as contemplated thereby or otherwise;
     (o) the Companies and the Subsidiaries have all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct its respective business, except to the extent that the failure to have such licenses, authorizations, consents and approvals would not have a Material Adverse Effect; neither of the Companies nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Companies or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;
     (p) except as set forth in the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the knowledge of the Companies, threatened or contemplated to which either of the Companies or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE and the BOVESPA), except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or preventing consummation of the transactions contemplated hereby;
     (q) Deloitte Touche Tohmatsu Auditores Independentes, whose report on the consolidated financial statements as of December 31, 2003 and 2002 and for the two years then ended of the Companies and the Subsidiaries is incorporated by reference in the Registration Statement and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;
     (r) PricewaterhouseCoopers Auditores Independentes, whose report on the (i) consolidated financial statements of the Companies and the Subsidiaries as of December 31, 2004 and for the year then ended prepared in accordance with U.S. GAAP and incorporated by reference in the Registration Statement and Prospectus and (ii) on the unaudited consolidated and unconsolidated financial statements of the Companies and the Subsidiaries as of and for the six month periods ended June 30, 2005 and 2004 prepared in accordance with Brazilian GAAP and incorporated by reference in the Registration Statement and the Prospectus are an independent registered public accounting firm as required by the Act and by the rules of the Public Company Accounting Oversight Board;
     (s) the financial statements incorporated by reference in the Registration Statement and the Prospectus, together with the related notes and schedules, present fairly the consolidated financial position of the Companies and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Companies and the Subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Act and Exchange Act and in conformity with generally accepted accounting principles in Brazil or the United States of America applied on a consistent basis during the periods involved; the other financial and statistical data set forth or incorporated by reference in the Registration Statement or the Prospectus are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Companies; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement and the Prospectus (including, without limitation, as required by Rules 3-12 or 3-05 or Article 11 of Regulation S-X under the Act) that are not included or incorporated by reference as required; the Companies and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement and the Prospectus; except as disclosed in the Registration Statement and the Prospectus, neither of the Companies nor any Subsidiary is, together with its “related parties,” the “primary beneficiary” of any “variable interest entity” (as such terms are used in Financial Accounting Standards Board Interpretation No. 46); and all disclosures contained in the Registration Statement or the Prospectus, including the documents incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable;
     (t) subsequent to the time of execution of this Agreement or, if earlier, the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition, results of operations or prospects of the Companies and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Companies and the Subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Companies or any Subsidiary, which is material to the Companies and the Subsidiaries taken as a whole, (iv) any material change in the capital stock or outstanding indebtedness of the Companies or any Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Companies or any Subsidiary;
     (u) neither of the Companies nor any Subsidiary is and, after giving effect to the Global Offering and sale of the Units (including Units in the form of GDSs), neither of them will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
     (v) to the knowledge of the Companies, the discussion of their possible status as a “passive foreign investment company” set forth in the Prospectus under the caption “Taxation – Material United States Federal Income Tax Consequences – Passive Foreign Investment Company Considerations” is accurate in all material respects.
     (w) each of the Companies, and each of the Subsidiaries, has good and marketable title to all property (real and personal) described in the Registration Statement or in the Prospectus as being owned by each of them that is material to the business of the Companies and the Subsidiaries, taken as a whole, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Prospectus or such that would not have a Material Adverse Effect; and all the property described in the Registration Statement or the Prospectus as being held under lease by either of the Companies or a Subsidiary is held thereby under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made of such property and buildings by either of the Companies, except as described in the Prospectus;
     (x) each of the Companies and the Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “Intellectual Property Rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights that, if determined adversely to the Companies or any of their subsidiaries, would individually or in the aggregate have a Material Adverse Effect;

     (y) no labor dispute with any union or other formally or informally constituted body representing the employees of the Companies or any Subsidiary exists or, to the knowledge of the Companies, is imminent, that has or would have, as the case may be, a Material Adverse Effect;
     (z) each of the Companies and the Subsidiaries (A) are in compliance with any and all applicable Brazilian laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to have or receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect;
     (aa) all tax returns required to be filed by the Companies or any of the Subsidiaries have been timely filed, except where the failure to so file such returns would not have a Material Adverse Effect, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided;
     (bb) neither of the Companies nor any of the Subsidiaries has sustained since the date of the last audited financial statements incorporated by reference in the Registration Statement and the Prospectus any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except where such loss or interference did not have a Material Adverse Effect;
     (cc) neither of the Companies nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Companies or any Subsidiary or, to the knowledge of the Companies after due inquiry, any other party to any such contract or agreement, except where such termination or non-renewal would not have a Material Adverse Effect;
     (dd) the Companies are subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and file reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system and have timely filed all reports required to be filed by them pursuant thereto and thereon for purposes of being eligible to use Form F-3 in connection with the International Offering.
     (ee) the Companies, and each of the Subsidiaries, maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in Brazil or the United States of America and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;
     (ff) the Companies have established and maintain and evaluate “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Companies, including their consolidated subsidiaries, is made known to their Chief Executive Officer and Director and principal financial and accounting officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the auditors and the audit committee of the Board of Directors of the Companies have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the ability of the Companies to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the internal controls of the Companies; any material weaknesses in internal controls have been identified for the auditors of the Companies; since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Companies have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct; and the Companies, the Subsidiaries and the directors and officers of the Companies each are in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act in effect and applicable as of the date hereof and the rules and regulations of the Commission and the NYSE promulgated thereunder as of the date hereof;
     (gg) Unibanco Holdings has an audit committee that complies with the Sarbanes-Oxley Act and the NYSE rules; Unibanco has an audit committee required by regulations of the Central Bank of Brazil and Unibanco relies on the exemption from the audit committee requirements of the Sarbanes-Oxley Act and the NYSE rules provided by Rule 10A-3(c)(3) under the Exchange Act for compliance therewith. Unibanco Holdings and Unibanco have made the appropriate certifications to the NYSE regarding their respective audit committees.
     (hh) on or after July 30, 2002, the Companies have not, directly or indirectly, including through any Subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Companies, or to or for any family member or affiliate of any director or executive officer of the Companies, if such extension, arrangement or renewal was made in violation of Section 402 of the Sarbanes-Oxley Act; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Companies, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002, if such modification or renewal was made in violation of Section 402 of the Sarbanes-Oxley Act;
     (ii) each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement or the Prospectus has been made or reaffirmed with a reasonable basis and has been disclosed in good faith;
     (jj) all statistical or market-related data included or incorporated by reference in the Registration Statement or the Prospectus are based on or derived from sources that the Companies believe to be reliable and accurate, and the Companies have obtained the written consent to the use of such data from such sources to the extent required;
     (kk) neither of the Companies nor any of the Subsidiaries nor, to the knowledge of the Companies after due inquiry, any employee or agent of the Companies or any Subsidiary has made any payment of funds of the Companies or any Subsidiary or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977), which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus;
     (ll) each of the Companies and each of their subsidiaries is in material compliance with applicable U.S. and Brazilian anti-terrorism and anti-money laundering rules and regulations, including Title III of the USA Patriot Act and the regulations promulgated thereunder;
     (mm) no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to either of the Companies, from making any other distribution on such Subsidiary’s capital stock, from repaying to either of the Companies any loans or advances to such Subsidiary from either of the Companies or from transferring any of such Subsidiary’s property or assets to either of the Companies or any other Subsidiary of either of the Companies, except as described in the Prospectus;
     (nn) the sale of the Shares as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of either of the Companies to have any right to acquire any shares of preferred stock of either of the Companies;
     (oo) the GDSs have been or will be approved for listing on the NYSE, and each of the Companies is in compliance with the rules of the NYSE, including, without limitation, the requirements for continued listing of the GDSs on the NYSE and there are no actions, suits or proceedings pending, threatened or, to each of the Companies’ knowledge, contemplated, and neither of the Companies has not received any notice from the NYSE regarding the revocation of such listing or otherwise regarding the delisting of shares of GDSs from the NYSE;
     (pp) the Units, including those deposited in respect of GDSs, have been approved for listing and trading on the level 1 of the corporate governance segment of the BOVESPA;
     (qq) except pursuant to this Agreement, neither of the Companies nor any of the Subsidiaries have incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Prospectus;
     (rr) to the best knowledge of each of the Companies, neither of the Companies nor any of the Subsidiaries, their affiliates or controlling persons, and their respective directors and officers, has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of either of the Companies to facilitate the sale or resale of the Shares;
     (ss) except as set forth in the Prospectus, (a) all amounts payable with respect to the Deposited Shares or the Units upon liquidation of either of the Companies or upon the redemption of Deposited Shares and all dividends and other distributions declared and payable on the Deposited Shares and the Units (including Units in the form of GDSs) may under the current laws and regulations of Brazil and any political subdivision thereof be paid to Unibanco as registrar (the “Registrar”) in United States or in Brazilian currency, and no such dividends and other distributions are subject to withholding or other taxes under the current laws and regulations of Brazil, (b) such dividends and other distributions may be paid by the Registrar, under the current laws and regulations of Brazil, to the Depositary in Brazilian currency that may be converted into foreign currency that may be freely transferred out of Brazil, and no such dividends or other distributions will be subject to withholding or other taxes under the current laws and regulations of Brazil, and (c) such dividends and other distributions are otherwise free and clear of any other tax, withholding or deduction in Brazil or any political subdivision or taxing authority thereof which may be levied on the Depositary’s account and without the necessity of obtaining any governmental authorization in Brazil;
     (tt) to ensure the legality, validity, enforcement or admissibility into evidence in a legal or administrative proceeding in Brazil of each of this Agreement, the Deposit Agreement and the Units (including Units in the form of GDSs), it is not necessary that this Agreement, the Deposit Agreement or the Units be filed or recorded with any court or other authority in Brazil or that any registration tax, stamp duty or similar tax be paid in Brazil on or in respect of any of this Agreement, the Deposit Agreement or the Units other than court costs, including (without limitation) filing fees and deposits to guarantee judgment required by a Brazilian court of law, and except that (A) (i) this Agreement and the Deposit Agreement shall have been translated into Portuguese by a sworn translator and (ii) the signatures of the parties thereto shall have been notarized by a notary public licensed as such under the law of the place of signing and the signature of such notary public shall have been authenticated by a Brazilian consulate with jurisdiction in the place of signing, (B) this Agreement and the Deposit Agreement, together with their sworn Portuguese translations, shall have been registered with the appropriate Registry of Deeds and Documents in Brazil, which registration may be made at any time for judicial enforcement thereof in Brazil, and (C) this Agreement and the Deposit Agreement, together with their sworn Portuguese translations, shall have been filed with the CVM;
     (uu) neither of the Companies has any immunity from jurisdiction of any court of (i) any jurisdiction in which it owns or leases property or assets, (ii) the United States of America or the State of New York or (iii) Brazil or any political subdivision thereof or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property and assets or this Agreement or the Deposit Agreement or any of the Units (including Units in the form of GDSs) or the Underlying Shares or actions to enforce judgments in respect thereof; and
     (vv) to the knowledge of the Companies after due inquiry (due inquiry being based solely on a review of the D&O questionnaires, copies of which have been delivered to counsel for the International Underwriters), there are no affiliations or associations between (i) any member of the NASD and (ii) either of the Companies or any of either of the Companies’ executive officers, directors or 5% or greater securityholders or any beneficial owner of the Companies’ unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as set forth in the Registration Statement and the Prospectus.
     (ii) Unibanco Holdings represents and warrants to and agrees with each of the International Underwriters that:
     (a) Unibanco Holdings has no direct subsidiaries other than Unibanco. Unibanco Holdings does not currently conduct any material activities other than holding Unibanco common shares and Unibanco preferred shares; and
     (b) except as set forth in the Prospectus, Unibanco Holdings owns, directly or indirectly, and has good and valid title to, 96.6% of the issued and outstanding shares of voting stock of Unibanco, free and clear of all liens, encumbrances, equities and claims.
          In addition, any certificate signed by any officer of either of the Companies or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by either of the Companies or the Subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.
     4. Representations and Warranties of the Selling Shareholder. The Selling Shareholder represents and warrants to each of the International Underwriters that:

     (a) the Selling Shareholder now is and, at the time of delivery of such Shares (whether the time of purchase or any additional time of purchase, as the case may be), will be the lawful owner of the number of Shares to be sold by the Selling Shareholder pursuant to this Agreement and the Brazilian Underwriting Agreement and has and, at the time of delivery thereof, will have valid and marketable title to such Shares, and upon delivery of and payment for the Shares (whether at the time of purchase or any additional time of purchase, as the case may be), the International Underwriters will acquire valid and marketable title to such Shares, free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;
     (b) the Selling Shareholder has and, at the time of delivery of the Shares to be sold by the Selling Shareholder pursuant to this Agreement and the Brazilian Underwriting Agreement (whether the time of purchase or any additional time of purchase, as the case may be), will have full legal right, power and capacity, and all authorizations and approvals required by law (other than those imposed by the Act and state securities or blue sky laws), to (i) enter into this Agreement and the Brazilian Underwriting Agreement, (ii) sell, assign, transfer and deliver the Shares to be sold by the Selling Shareholder pursuant to this Agreement and the Brazilian Underwriting Agreement in the manner provided in such Agreements and (iii) make the representations, warranties and agreements made by the Selling Shareholder herein;
     (c) the Selling Shareholder has been duly organized and is validly existing as a sociedade anônima (corporation) organized under the laws of Portugal;
     (d) this Agreement and the Brazilian Underwriting Agreement have each been duly authorized, executed and delivered by the Selling Shareholder, and each is a legal, valid and binding agreement of the Selling Shareholder enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfer), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights and except as enforcement thereof is subject to general principles (regardless of whether enforcement is considered in a proceeding in equity or at law);
     (e) each Preliminary Prospectus distributed in connection with the offering of the Shares, as such Preliminary Prospectus relates to the Selling Shareholder, did not, as of its date, and does not, as of the date hereof, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Registration Statement, as it relates to the Selling Shareholder, did not when it became effective, does not and, at the time of purchase and any additional time of purchase and any time at which any sales with respect to which the Prospectus is delivered, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as it relates to the Selling Shareholder, will not, as of its date and at the time of purchase and any additional time of purchase and any time at which any sales with respect to which the Prospectus is delivered, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence applies only to statements in or omissions from the Registration Statement or the Prospectus based upon written information furnished to the Companies by the Selling Shareholder specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 12(b) hereof;
     (f) all information with respect to the Selling Shareholder included or incorporated by reference in the Registration Statement or the Prospectus complies in all material respects with all applicable provisions of the Act and Exchange Act;
     (g) the sale of the Shares to be sold by the Selling Shareholder pursuant to this Agreement and the Brazilian Underwriting Agreement is not prompted by any material information concerning the Companies or any Subsidiary which is not set forth in the Prospectus;
     (h) the Underlying Shares to be deposited may be freely deposited by the Selling Shareholder with the Registrar against issuance of Units; the Units may be freely deposited with the Depositary against issuance of GDRs evidencing GDSs; and the Units (including the Units in the form of GDS) to be sold by the Selling Shareholder are freely transferable by the Selling Shareholder to the International Underwriters in the manner contemplated in this Agreement and the Brazilian Underwriting Agreement;
     (i) the Selling Shareholder has no immunity from jurisdiction of any court of (A) any jurisdiction in which it owns or leases property or assets, (B) the United States of America or the State of New York (C) Brazil or any political subdivision of any thereof or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property or assets or this Agreement or any of the Units (including Units in the form of GDSs) or the Underlying Shares or actions to enforce judgments in respect of any thereof;
     (j) there are no legal or governmental proceedings or investigations pending or, to the best knowledge of the Selling Shareholder, threatened to which the Selling Shareholder is either a party or of which any of the properties of the Selling Shareholder is the subject other than proceedings that would not have a Material Adverse Effect on the power or ability of the Selling Shareholder to perform its obligations under this Agreement and the Brazilian Underwriting Agreement or to consummate the transactions contemplated by the Registration Statement and Prospectus;
     (k) except in accordance with the Stabilization Agreement, neither the Selling Shareholder nor, to the best of the Selling Shareholder’s knowledge, any of its affiliates has taken, directly or indirectly, any action designed to, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Companies to facilitate the sale or resale of the Units (including Units in the form of GDSs);

     (l) there are no affiliations or associations between any Underwriter and the Selling Shareholder, except as set forth in the Registration Statement and the Prospectus; none of the proceeds received by the Selling Shareholder from the sale of the Shares to be sold by the Selling Shareholder pursuant to this Agreement or the Brazilian Underwriting Agreement will be paid to an Underwriter or any affiliate of such Underwriter;
     (m) the Selling Shareholder has not, prior to the execution of this Agreement, distributed any “prospectus” (within the meaning of the Act) or offering material in connection with the offering or sale of the Shares other than the Registration Statement and the then most recent Preliminary Prospectus;
     (n) certificates in negotiable form for the Shares to be sold by the Selling Shareholder pursuant to this Agreement and the Brazilian Underwriting Agreement have been placed in custody for the purpose of making delivery of such Shares in accordance with such Agreements; the Selling Shareholder agrees that (i) such Shares represented by such certificates are for the benefit of, and coupled with and subject to the interest of, the Selling Shareholder, the International Underwriters and the Companies, (ii) the arrangements made by the Selling Shareholder for custody are irrevocable, and (iii) the obligations of the Selling Shareholder hereunder shall not be terminated by operation of law or the occurrence of any other event; and
     (o) neither the execution, delivery and performance of this Agreement, the Brazilian Underwriting Agreement, nor the deposit of the Deposited Shares with the Registrar against issuance and deposit with the Custodian on behalf of the Depositary of Units (including Units in the form of GDSs), the sale by the Selling Shareholder of the Units (including Units in the form of GDSs), to be sold by the Selling Shareholder pursuant to this Agreement and the Brazilian Underwriting Agreement nor the consummation of the transactions contemplated hereby or thereby will conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (i) the charter or bylaws or other organizational instruments of the Selling Shareholder, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder or any of its properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule, or (iv) any decree, judgment or order applicable to the Selling Shareholder; except, in the case of (ii) through (iv), any such breach, default or violation that would not have a Material Adverse Effect on the consummation of the transactions contemplated hereby and thereby, the Selling Shareholder has full power and authority to deposit Underlying Shares with the Registrar and to sell Underlying Shares and Units (including Units in the form of GDSs), and no consent, approval, authorization or order of or qualification with any Governmental Agency is required for the performance by the Selling Shareholder of its obligations under this Agreement and the Brazilian Underwriting Agreement or the consummation of the transactions contemplated by the Prospectus, this Agreement and the Deposit Agreement, except for (A) the registration under the Act of the Firm Units, (B) the registration with the CVM of the Brazilian Offering, (C) the listing approval by the

NYSE and the BOVESPA of the Firm Units or the Brazilian Securities, as the case may be, (D) the approval of the CVM and the BOVESPA of the arrangements set out in the Stabilization Agreement, and (E) such as may be required by the securities or blue sky laws of the various states of the United States and any other jurisdictions in connection with the offer and sale (and placement) of the Units (including Units in the form of GDSs) and such as may be required by the by-laws and rules of the NASD or NASDR in connection with the use of the Prospectus for issuances of securities by the Companies and the purchase and distribution of the Shares by the International Underwriters and the confirmation by the NASD that it has no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements, each of which has, to the best knowledge of the Selling Shareholder (except with respect to clause (D) as to which the Selling Shareholder makes no representation), been obtained and is in full force and effect. To the best knowledge of the Selling Shareholder, the Governmental Authorizations for the transactions described in clauses (A), (B) and (C) above will be in full force and effect at the time of purchase and if any Additional Units are purchased, on the additional time of purchase. All similar authorizations of Governmental Agencies having jurisdiction over the Selling Shareholder will be in full force and effect at the time of purchase and if any Additional Shares are purchased, on the additional time of purchase.
          In addition, the certificate signed by the Selling Shareholder hereunder and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Selling Shareholder as to matters covered thereby, to each Underwriter.
     5. Certain Covenants of the Companies. Each of the Companies jointly and severally agrees:
     (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Units (including Units in the form of GDSs), for offering and sale under the securities or blue sky laws of such states or other jurisdictions as we may designate and to maintain such qualifications in effect so long as we may request for the distribution of the Units (including Units in the form of GDSs) but in no event after a period (2) two years from the date hereof; provided, however, that the Companies shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Units (including Units in the form of GDSs)); and to promptly advise us of the receipt by the Companies of any notification with respect to the suspension of the qualification of the Units (including Units in the form of GDSs) for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
     (b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Companies shall have made any amendments or supplements thereto after the effective date of the Registration Statement)

as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Companies will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;
     (c) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or any post-effective amendment thereto to be declared effective before the Shares may be sold, the Companies will use their reasonable best efforts to cause the Registration Statement or such post-effective amendment to become effective as soon as possible, and the Companies will advise us promptly and, if requested by us, will confirm such advice in writing, (i) when the Registration Statement and any such post-effective amendment thereto has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Companies agree to file in a timely manner in accordance with such Rules);
     (d) to advise us promptly of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its reasonable best efforts to obtain the lifting or removal of such order as soon as possible; to advise us promptly of any proposal to amend or supplement the Registration Statement or the Prospectus, including by filing any documents that would be incorporated therein by reference, and to provide us and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which we shall object in writing;
     (e) subject to Section 5(d) hereof, to file, in the applicable time period prescribed, all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Companies with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and to provide us, for our review and comment, with a copy of such reports and statements and other documents to be filed by the Companies pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which we shall object in writing; and to promptly notify us of such filing;
     (f) if necessary or appropriate, to file a registration statement pursuant to, and in accordance with, Rule 462(b) under the Act and pay the applicable fees in accordance with the Act;
     (g) to advise the Underwriters promptly of the happening of any event within the time during which a prospectus relating to the Units (including Units in the form of GDSs) is required to be delivered under the Act which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 5(d) hereof, to prepare and furnish, at the expense of the Selling Shareholder, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change;
     (h) to make generally available to its security holders, and to deliver to us, an earnings statement of the Companies (which will satisfy the provisions of Section 11(a) of the Act) covering a period of at least twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period;
     (i) to furnish to us six copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;
     (j) to furnish to us promptly and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement (i) copies of any reports, proxy statements, or other communications which the Companies shall send to its shareholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly, transition and current reports filed with the Commission on Forms 20-F or 6-K, or such other similar forms as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Companies is listed and (iv) such other information as we may reasonably request regarding the Companies or the Subsidiaries, provided that no such information is required to be provided if it is available on the Commission’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;
     (k) for a period of 90 days after the date hereof (the “Lock-Up Period”), without the prior written consent of the International Underwriters not to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Shares or securities convertible into or exchangeable or exercisable for Shares or warrants or other rights to purchase Shares or any other securities of the Companies that are substantially similar to Shares, (ii) file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any Shares or securities convertible into or exercisable or exchangeable for Shares or warrants or other rights to purchase Shares or any other securities of the Companies that are substantially similar to Shares, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Shares or any securities convertible into or exercisable or exchangeable for Shares, or warrants or other rights to purchase Shares or any such securities, whether any such transaction is to be settled by delivery of Shares or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the Units (including Units in the form of GDSs) and the sales to the Underwriters pursuant to this Agreement, (B) issuances of Shares upon the exercise of options or warrants disclosed as outstanding in the Registration Statement and the Prospectus, and (C) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement and the Prospectus; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, either of the Companies issues an earnings release or material news or a material event relating to the Companies occurs; or (b) prior to the expiration of the Lock-Up Period, either of the Companies announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 5(k) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;
     (l) prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Companies or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Companies or any Subsidiary, or the offering of the Units (including Units in the form of GDSs), without our prior consent;
     (m) not, at any time on or after the execution of this Agreement, to distribute any “prospectus” (within the meaning of the Act) or offering material in connection with the offering or sale of the Units offered hereby (including Units in the form of GDSs) other than the Registration Statement and the then most recent Prospectus;
     (n) not, and not cause the Subsidiaries to, take, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Companies to facilitate the sale or resale of the Units (including Units in the form of GDSs), except as provided in the Stabilization Agreement;
     (o) to comply with the terms of the Deposit Agreement so that the GDRs evidencing the GDSs will be executed by the Depositary and delivered to the International Underwriters, pursuant to this Agreement, on the applicable time of purchase or additional time of purchase;
     (p) to use its best efforts to cause the GDSs to be listed on the NYSE and to maintain such listing; and

     (q) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Companies, a registrar for the Units (including Units in the form of GDSs).
     6. Certain Covenants of the Selling Shareholder. The Selling Shareholder hereby agrees:
     (a) not, at any time on or after the execution of this Agreement, to distribute any “prospectus” (within the meaning of the Act) or offering material in connection with the offering or sale of the Shares other than the Registration Statement and the then most recent Prospectus;
     (b) except in accordance with the Stabilization Agreement, not to take, directly or indirectly, any action designed to or which may constitute or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Companies to facilitate the sale or resale of the Shares;
     (c) that the Underwriters will pay any and all taxes due to authorities in connection with the payment of their respective fees and commissions. The Selling Shareholder further agrees to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares being sold by the Selling Shareholder and to indemnify and hold harmless the Underwriters against any documentary, stamp or any other taxes or levies of any kind imposed by any governmental authority (other than those expressly excepted above), including any interest and penalties, on the deposit of Underlying Shares with the Registrar, the sale of the Units (including Units in the form of GDSs) and on the execution and delivery of this Agreement. The Selling Shareholder shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made, except for the taxes that the Underwriters have expressly agreed to pay under this Section 6(c);
     (d) to advise us promptly, and if requested by us, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act or the Exchange Act, of any change in information or any new material information in the Registration Statement or the Prospectus relating to the Selling Shareholder that comes to the attention of the Selling Shareholder;
     (e) prior to or concurrently with the execution and delivery of this Agreement, to execute and deliver to the International Underwriters a Lock-Up Agreement; and
     (f) prior to or concurrently with the execution and delivery of this Agreement, to deliver to the International Underwriters confirmation from the Custodian that the Units have been placed in custody for the purpose of making delivery of such Units.
     7. Reimbursement of Underwriters’ Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of

Section 11 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Selling Shareholder shall, in addition to paying the amounts described in Section 8 hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel subject to the limits set forth in Section 8.
     8. Covenant to Pay Costs. The Selling Shareholder agrees to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the NYSE and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters relating to NASD matters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Companies and the Selling Shareholder relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Companies or by the Selling Shareholder and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) the performance of the Companies’ and the Selling Shareholder’s other obligations hereunder. The Selling Shareholder agrees to promptly reimburse the Underwriters, from time to time, upon demand and subject to applicable regulations, for all reasonable and documented out-of-pocket expenses incurred by the Underwriters in connection with the Global Offering. The Underwriters agree that out-of-pocket expenses incurred in connection with the Global Offering, excluding out-of-pocket expenses related to the road show, investor education and legal expenses, shall not exceed U.S.$100,000.
     9. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Companies and the Selling Shareholder on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Companies and the Selling Shareholder of each of their respective obligations hereunder and to the following additional conditions precedent:

     (a) the Companies shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Debevoise & Plimpton LLP, counsel for the Companies, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, substantially in form and substance of Exhibit B attached hereto.
     (b) the Selling Shareholder shall furnish to us at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Davis Polk & Wardwell, U.S. counsel for the Selling Shareholder, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, substantially in form and substance of Exhibit D attached hereto.
     (c) the Selling Shareholder shall furnish to us at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Pinheiro Neto Advogados, Brazilian counsel for the Selling Shareholder, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, substantially in form and substance of Exhibit E attached hereto.
     (d) the Companies shall furnish to us at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Márcia Maria Freitas de Aguiar, general counsel of Unibanco, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, substantially in form and substance of Exhibit C attached hereto.
     (e) the International Underwriters shall have received at the time of purchase a certificate from each of Unibanco and Unibanco Holdings, signed by two executive officers of each of Unibanco and Unibanco Holdings, to the effect that the representations and warranties of Unibanco and Unibanco Holdings contained in this Agreement and the Brazilian Underwriting Agreement are true and correct as of such time of purchase and that each of Unibanco and Unibanco Holdings has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement and under the Brazilian Underwriting Agreement on or before such time of purchase.
     (f) the International Underwriters shall have received at the time of purchase a certificate, dated such time of purchase, signed by two executive officers of the Selling Shareholder, to the effect that the representations and warranties of the Selling Shareholder contained in this Agreement and the Brazilian Underwriting Agreement are true and correct as of the time of purchase and that the Selling Shareholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement and under the Brazilian Underwriting Agreement on or before such time of purchase.
     (g) we shall have received from PricewaterhouseCoopers Auditores

Independentes comfort letters prepared in accordance with the American Institute of Certified Public Accountants – AICPA Statement on Accounting Standards No. 72 dated, respectively, the date of this Agreement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each of the Underwriters) in the forms approved by the International Underwriters.
     (h) we shall have received from Deloitte Touche Tohmatsu Auditores Independentes letters dated, respectively, the date of this Agreement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each of the Underwriters) in the forms approved by the International Underwriters.
     (i) the International Underwriters shall have received an opinion of Emmett Marvin & Martin LLP, counsel for the Depositary, in the form and substance satisfactory to the International Underwriters.
     (j) we shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Cleary Gottlieb Steen & Hamilton LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to UBS.
     (k) the International Underwriters shall have received an opinion of Mattos Filho, Veiga Filho, Marrey Jr. e Quiroga Advogados, Brazilian counsel to the Underwriters, in the form and substance satisfactory to the International Underwriters.
     (l) the Deposit Agreement shall be in full force and effect and the Units shall have been created and deposited with the Depositary pursuant thereto.
     (m) the Registrar shall have furnished to the International Underwriters a certificate, reasonably satisfactory to the International Underwriters, of one of its authorized officers with respect to the deposit with the Registrar of the Underlying Shares against Units and the execution and delivery of the Units evidencing such Underlying Shares pursuant to the By-Laws of Unibanco and of Unibanco Holdings and such other matters related thereto as the International Underwriters reasonably request.
     (n) the Depositary shall have furnished to the International Underwriters a certificate, reasonably satisfactory to the International Underwriters, of one of its authorized officers with respect to the deposit with the Custodian of the Units against GDSs, the execution and delivery of the GDRs evidencing such GDSs pursuant to the Deposit Agreement and such other matters related thereto as the International Underwriters reasonably request.
     (o) no Prospectus or amendment or supplement to the Registration Statement or the Prospectus, including documents deemed to be incorporated by reference therein, shall have been filed to which we object in writing.
     (p) the Registration Statement shall become effective not later than 5:30 P.M., New York City time, on the date of this Agreement and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement.
     (q) prior to the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.
     (r) between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (A) no material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition, results of operations or prospects of the Companies and the Subsidiaries taken as a whole shall occur or become known and (B) no transaction which is material and adverse to the either of the Companies has been entered into by either of the Companies or any of the Subsidiaries.
     (s) we shall have received each of the signed agreements in the form of Exhibit A hereto of the Selling Shareholder, the chief executive officer of Unibanco and each of the Companies (the “Lock-Up Agreement”), and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.
     (t) the Companies and the Selling Shareholder shall have furnished to us such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement or the Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as we may reasonably request.
     (u) the Shares shall have been approved for listing on the NYSE and the BOVESPA, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.
     (v) the NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.
     (w) on or prior to the date of this Agreement, the NYSE shall have approved the Underwriters’ participation in the distribution of the Shares to be sold by the Selling Shareholder in accordance with Rule 393 of the NYSE. The GDSs shall have been approved for listing on the NYSE, subject only to official notice of issuance, the Units shall have been admitted for trading on the BOVESPA.

     (x) all necessary approvals from the CVM relating to this Agreement, the Brazilian Underwriting Agreement, the Deposit Agreement, and the Global Offering and sale of Units (including Units in the form of GDSs) shall have been obtained and shall be in full force and effect.
     (y) all conditions precedent to the placement of the Firm Units by the Selling Shareholder and all conditions precedent to the release of GDRs by the Depositary on such time of purchase that are provided for in the Brazilian Underwriting Agreement have been satisfied and Underlying Shares shall have been deposited with the Registrar in the appropriate amount, Units shall have been deposited with the Brazilian custodian on behalf of the Depositary in the appropriate amount and GDRs shall have been released by the Depositary in the appropriate amount.
     10. Effective Date of Agreement; Termination. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when we shall have received notification of the effectiveness of the Registration Statement, or (ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.
          The obligations of the several International Underwriters hereunder shall be subject to termination in the absolute discretion of the International Underwriters, or of any group of Underwriters (which may include the International Underwriters) which has agreed to purchase in the aggregate at least 50% of the Firm Units, if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and the Prospectus, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Companies and the Subsidiaries taken as a whole, which would, in the judgment of the International Underwriters or in the judgment of such group of Underwriters, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (y) since the time of execution of this Agreement, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange, the NASDAQ or the BOVESPA; (ii) a suspension or material limitation in trading in the Companies’ securities on the NYSE or the BOVESPA; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or Brazilian federal or state authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or Brazil; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or Brazil or a declaration by the United States or Brazil of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States, Brazil or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the International Underwriters or in the judgment of such group of Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (z) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the

Companies or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.
          If the International Underwriters or any group of Underwriters elects to terminate this Agreement as provided in this Section 10, the Companies, the Selling Shareholder and each other Underwriter shall be notified promptly in writing.
          If the sale to the International Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the International Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Companies or the Selling Shareholder, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Companies or the Selling Shareholder, as the case may be, shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 7, 8 and 12 hereof), and the International Underwriters shall be under no obligation or liability to the Companies or the Selling Shareholder under this Agreement (except to the extent provided in Section 12 hereof) or to one another hereunder.
     11. Increase in International Underwriters’ Commitments. Subject to Sections 9 and 10 hereof, if any International Underwriter shall default in its obligation to take up and pay for the Firm Units to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 9 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 10 hereof) and if the number of Firm Units which all International Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Units, the non-defaulting International Underwriters shall take up and pay for (in addition to the aggregate number of Firm Units they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Units agreed to be purchased by all such defaulting International Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting International Underwriters in such amount or amounts as we may designate with the consent of each International Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting International Underwriters pro rata in proportion to the aggregate number of Firm Units set forth opposite the names of such non-defaulting International Underwriters in Schedule A.
          Without relieving any defaulting International Underwriter from its obligations hereunder, the Companies and the Selling Shareholder each agree with the non-defaulting International Underwriters that it will not sell any Firm Units hereunder unless all of the Firm Units are purchased by the International Underwriters (or by substituted International Underwriters selected by us with the approval of the Companies or selected by the Companies with our approval).
          If a new International Underwriter or International Underwriters are substituted by the International Underwriters or by the Companies for a defaulting International Underwriter or International Underwriters in accordance with the foregoing provision, the Companies or we shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

          The term “International Underwriter” as used in this Agreement shall refer to and include any International Underwriter substituted under this Section 11 with like effect as if such substituted International Underwriter had originally been named in Schedule A hereto.
          If the aggregate number of Firm Units which the defaulting International Underwriter or International Underwriters agreed to purchase exceeds 10% of the total number of Firm Units which all International Underwriters agreed to purchase hereunder, and if neither the non-defaulting International Underwriters nor the Companies shall make arrangements within the five business day period stated above for the purchase of all the Firm Units which the defaulting International Underwriter or International Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Companies to any non-defaulting International Underwriter and without any liability on the part of any non-defaulting Underwriter to the Companies or to the Selling Shareholder. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting International Underwriter from liability in respect of any default of such International Underwriter under this Agreement.
     12. Indemnity and Contribution.
     (a) The Companies agree to indemnify, defend and hold harmless each International Underwriter, its partners, directors and officers, and any person who controls any International Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such International Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Companies) or in a Prospectus (the term Prospectus for the purpose of this Section 12 being deemed to include the Preliminary Prospectus or the Prospectus, as any of the foregoing may be amended or supplemented by the Companies), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such International Underwriter furnished in writing by or on behalf of such International Underwriter through us to the Companies expressly for use in, such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.
     (b) The Selling Shareholder agrees to indemnify, defend and hold harmless each International Underwriter, its partners, directors and officers, and any person who controls any International Underwriter within the meaning of Section 15 of the Act or

Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such International Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Companies), as such Registration Statement or amendment relates to the Selling Shareholder, or in a Prospectus, as any of the foregoing may be amended or supplemented from time to time), as such Prospectus or amendment or supplement relates to the Selling Shareholder, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus, as such Registration Statement or Prospectus relates to the Selling Shareholder, or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such International Underwriter furnished in writing by or on behalf of such Underwriter through us to the Companies expressly for use in, such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading; provided, however, that the Selling Shareholder shall not be responsible, either pursuant to this indemnity or as a result of any breach of this Agreement, for losses, expenses, liability or claims arising out of or based upon such untrue statement or omission or allegation thereof based upon information furnished by any party other than the Selling Shareholder, it being understood and agreed that the only such information furnished by the Selling Shareholder consists of the information described as such in subsection (b) and, in any event, the Selling Shareholder shall not be responsible, either pursuant to this indemnity or as a result of any breach of this Agreement, for losses, expenses, liability or claims for an amount in excess of the proceeds to be received by the Selling Shareholder (before deducting expenses) from the sale of Shares hereunder.
     (c) If any action, suit or proceeding (each, a “Proceeding”) is brought against an International Underwriter or any such person in respect of which indemnity may be sought against the Companies or the Selling Shareholder pursuant to Sections 12(a) or 12(b), such International Underwriter or such person shall promptly notify the Companies or the Selling Shareholder, as the case may be, in writing of the institution of such Proceeding and the Companies or the Selling Shareholder, as the case may be, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Companies or the Selling Shareholder shall not relieve the Companies or the Selling Shareholder from any liability which the Companies or the Selling Shareholder may have to any International Underwriter or any such person or otherwise (except to the extent to which the Companies or the Selling Shareholder have been materially prejudiced through the forfeiture of substantive rights or defenses by such omission). Such International Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such International Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying party and paid as incurred (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with the written consent of the indemnifying party, the indemnifying party agrees to indemnify and hold harmless any International Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party (or, in the case the indemnifying party is the Selling Shareholder, requested the Selling Shareholder) to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 12(d), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.
     (d) Each International Underwriter severally agrees to indemnify, defend and hold harmless the Companies, their directors and officers, the Selling Shareholder, its directors and officers and any person who controls the Companies or the Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Companies, the Selling Shareholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such International Underwriter furnished in writing by or on behalf of such International Underwriter through us to the Companies expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Companies) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading and will reimburse any legal or other expense reasonably incurred by the Companies or the Selling Shareholder in connection with investigating and defending any such loss, damage, expense, liability or claim that arises out of or is based upon such untrue statement or alleged untrue statement or omission or alleged omission by or on behalf of such International Underwriter.
     (e) If any Proceeding is brought against the Companies, the Selling Shareholder or any such person in respect of which indemnity may be sought against any International Underwriter pursuant to Section 12(e) hereof, the Companies, the Selling Shareholder or such person shall promptly notify such International Underwriter in writing of the institution of such Proceeding and such International Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such International Underwriter shall not relieve such International Underwriter from any liability which such International Underwriter may have to the Companies, the Selling Shareholder or any such person or otherwise (except to the extent to which the Companies or the Selling Shareholder have been materially prejudiced through the forfeiture of substantive rights or defenses by such omission). The Companies, the Selling Shareholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Companies, the Selling Shareholder or such person unless the employment of such counsel shall have been authorized in writing by such International Underwriter in connection with the defense of such Proceeding or such International Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such International Underwriter (in which case such International Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such International Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such International Underwriter), in any of which events such fees and expenses shall be borne by such International Underwriter and paid as incurred (it being understood, however, that such International Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No International Underwriter shall be liable for any

International Underwriter but, if settled with the written consent of such International Underwriter, such Underwriter agrees to indemnify and hold harmless the Companies, the Selling Shareholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 12(f), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.
     (f) If the indemnification provided for in this Section 12 is unavailable to an indemnified party under subsections (a), (b), (c) or (d) of this Section 12 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Companies and the Selling Shareholder on the one hand and the International Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Companies and the Selling Shareholder on the one hand and of the International Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Companies and the Selling Shareholder on the one hand and the International Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Companies and the Selling Shareholder, and the total underwriting discounts and commissions received by the International Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Companies and the Selling Shareholder on the one hand and of the International Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Companies, the Selling Shareholder or by the International Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.
     (g) The Companies and the International Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation (even if the International Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (f) above. Notwithstanding the provisions of this Section 12, no International Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such International Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such International Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Underwriters’ obligations to contribute pursuant to this Section 12 are several in proportion to their respective underwriting commitments and not joint.
     (h) The indemnity and contribution agreements contained in this Section 12 and the covenants, warranties and representations of the Companies and the Selling Shareholder contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any International Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any International Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Companies or the Selling Shareholder or any of its respective directors or officers or any person who controls the Companies or the Selling Shareholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the delivery of the Shares. The Companies, the Selling Shareholder and each International Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Companies or the Selling Shareholder, against any of the Companies’ or the Selling Shareholder’ officers or directors in connection with the sale of the Shares, or in connection with the Registration Statement or the Prospectus.
     13. Information Furnished by the International Underwriters. The statements set forth in the paragraph entitled “Over-Allotment Option” and the paragraph entitled “Price Stabilization and Short Positions” under the caption “Plan of Distribution” in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the International Underwriters, constitute the only information furnished by or on behalf of the International Underwriters as such information is referred to in Sections 3, 4 and 12 hereof.
Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the International Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department and, if to the Companies, shall be sufficient in all respects if delivered or sent to the Companies at the offices of the Companies at Av. Eusébio Matoso, 891, 19° andar, São Paulo, SP 05423-901, Attention: Márcia Maria Freitas de Aguiar, and, if to the Selling Shareholder, shall be sufficient in all respects if delivered or sent to Caixa Geral de Depósitos Caixa Brasil, Av. João XXI, 63, 1000-300, Lisbon, Portugal (facsimile: +351-21-790-5066), Attention: Vitor Lilaia and Fernando Lourenço, with copy to Davis Polk & Wardwell, 450 Lexington Avenue, New York, NY 10017 (facsimile: (212) 450-4800), Attention: Manuel Garciadiaz, Esq.
     14. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
     15. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Companies and the Selling Shareholder each consents to the jurisdiction of such courts and personal service with respect thereto. The Companies and the Selling Shareholder each hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each International Underwriter and the Companies (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and the Selling Shareholder (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) each waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Companies and the Selling Shareholder each agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Companies and the Selling Shareholder and may be enforced in any other courts to the jurisdiction of which the Companies or the Selling Shareholder is or may be subject, by suit upon such judgment. The Companies hereby appoint, without power of revocation, Unibanco, 65 East 55th Street, 29th floor, New York, NY 10022 as its agent to accept and acknowledge on its behalf service of any and all process which may be served in any action, proceeding or counterclaim in any way relating to or arising out of this Agreement.
     16. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the International Underwriters and the Companies and the Selling Shareholder and to the extent provided in Section 12 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.
     17. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.
     18. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Companies and the Selling Shareholder and their successors and assigns and any successor or assign of any substantial portion of the Companies’ and any of the Underwriters’ and any of the Selling Shareholder’s respective businesses and/or assets.
     19. Integration of Terms. This Agreement and the agreements referred to herein contain the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements or understandings, whether written or oral, with respect thereto.
     20. No Fiduciary Relationship. The Companies and the Selling Shareholder hereby acknowledge that the International Underwriters are acting solely as an underwriter in connection with the purchase and sale of the Companies’ securities. The Companies further acknowledge that the International Underwriters are acting pursuant to a contractual relationship created solely by this Underwriting Agreement entered into on an arm’s length basis and in no event do the parties intend that the International Underwriters act or be responsible as a fiduciary to the Companies, their management, stockholders, creditors, the Selling Shareholder or any other person in connection with any activity that the International Underwriters may undertake or has undertaken in furtherance of the purchase and sale of the Companies’ securities, either before or after the date hereof. The International Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Companies and the Selling Shareholder, either in connection with the transactions contemplated by this Underwriting Agreement or any matters leading up to such transactions, and the Companies and the Selling Shareholder hereby confirm their understanding and agreement to that effect.
     21. Miscellaneous. UBS Securities LLC, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.
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          If the foregoing correctly sets forth the understanding among the Companies, the Selling Shareholder and the several International Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Companies, the Selling Shareholder and the Underwriters, severally.

Very truly yours, On behalf of itself and the other several International Underwriters named in Schedule A UBS SECURITIES LLC
By:
Name:
Title:

UNIBANCO SECURITIES INC.
By:
Name:
Title:

Caixa Brasil SGPS, SA

By:

Name:
Title:

Unibanco — União de Bancos Brasileiros S.A.

By:

Name:
Title:

Unibanco Holdings S.A.

By:

Name:
Title:

SCHEDULE A

Number of
International Underwriters	Firm Units
UBS SECURITIES LLC	[____]
UNIBANCO SECURITIES INC.	[____]
J.P. MORGAN SECURITIES INC.	[____]

Total	[____]

SCHEDULE B

Brazilian Underwriters
[____]

SCHEDULE C

Unipart Participações Internacionais Ltd.
UBB Cayman Bank, Ltd.
Unibanco AIG Seguros S.A.
Unibanco Representação e Participações Ltda.
Unicard Banco Múltiplo S.A.